UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 25, 2017 (January 9, 2017)

GAMERICA Holdings and Acquisitions Corp.
formerly, Mind Solutions, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33053
(Commission File No.)

3755 Avocado Boulevard
Suite 108
La Mesa, California   91941
(Address of principal executive offices and Zip Code)

(888) 461-3932
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

From August 12, 2015 through January 9, 2017, Patrick Heyn, CPA, P.A. ("Heyn") was the independent registered public accounting firm of GAMERICA Holdings and Acquisitions Corp., formerly Mind Solutions, Inc., a Nevada corporation (the "Company"). On January 9, 2017, we notified Heyn we were terminating it as our independent certifying accountant.

None of our previous audit reports, in particular the audit reports for the fiscal years ended December 31, 2015 and December 31, 2014, contained any adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company's financial statements for the fiscal years ended December 31, 2015 and 2014.

During the Company's two most recent fiscal years, the subsequent interim periods thereto, and through January 9, 2017, there were no disagreements (as defined in Item 304 of Regulation S-K) with Heyn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Heyn would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Company's two most recent fiscal years, the subsequent interim periods thereto, and through January 9, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

We furnished Heyn with a copy of this disclosure on February 25, 2017, providing Heyn with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree.  A copy of Heyn's response is filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

On January 9, 2017, we engaged Morty Etgar, PA, Certified Public Accountants, 3363 Sunny Isles Boulevard, Suite 801, North Miami Beach, Florida 33160, telephone 305-577-0454, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Morty Etgar, PA regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morty Etgar, PA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01	EXHIBITS.

Exhibit	Document Description

16.1	Letter from Patrick Heyn, CPA, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of February 2017.

GAMERICA Holdings and Acquisitions Corp.
(formerly, Mind Solutions, Inc.)

BY:	ZIYAD OSACHI
Ziyad Osachi
President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer and sole Director